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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.

                                 April 21, 2005
                                 Date of Report

                               CIMAREX ENERGY CO.
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             (Exact name of registrant as specified in its charter)

           Delaware                    001-31446                45-0466694
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 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
       of incorporation)                                    Identification No.)

     1700 Lincoln Street, Suite 1800, Denver, Colorado          80203-4518
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        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code 303-295-3995


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 7.01    REGULATION FD DISCLOSURE

On April 21, 2005, Cimarex Energy Co. (NYSE XEC) reported its first-quarter 2005 production volumes and scheduled the first quarter 2005 conference call. A copy of the press release is furnished as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

C.       Exhibits

Exhibit No.                         Description

99.1     Press Release is furnished pursuant to Item 7.01.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CIMAREX ENERGY CO.

Dated:   April 21, 2005                   By: /s/ Paul Korus
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                                              Paul Korus, Vice President,
                                              Chief Financial Officer, Treasurer
                                              and Secretary

EXHIBIT INDEX

Exhibit No.           Description
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 99.1                 Press Release